UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2022 (April 8, 2022)
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Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Cable One, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on April 12, 2022 and dated as of April 8, 2022, as amended by the Company’s Current Report on Form 8-K/A filed with the SEC on May 25, 2022 and dated May 19, 2022 (as amended, the “April 12th 8-K”).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the April 12th 8-K, on April 11, 2022, the Board of Directors (the “Board”) of the Company appointed Todd M. Koetje, the Company’s Senior Vice President, Business Development and Finance, to succeed Steven S. Cochran as the Company’s next Chief Financial Officer, effective July 1, 2022 (the “Transition Date”).

On July 1, 2022, the Company and Mr. Cochran entered into a Transition Agreement and General Release of Claims (the “Transition Agreement”), as approved by the Compensation and Talent Management Committee of the Board, under which Mr. Cochran has agreed to remain employed as a Senior Advisor to the Company through January 31, 2023 to assist in the orderly transition of the role of Chief Financial Officer.

Under the terms of the Transition Agreement, Mr. Cochran will be entitled to receive: (i) a base salary at an annualized rate of $240,000 commencing as of the Transition Date and continuing for the remainder of his employment with the Company; and (ii) a performance-based cash bonus in accordance with the terms of the Company’s 2022 Annual Executive Bonus Plan (the “2022 Bonus Plan”) with a full-year 2022 target bonus opportunity of $273,965 and a potential funding range of zero to 200% of target based on the Company’s achievement of the performance criteria specified under the 2022 Bonus Plan (the “2022 Bonus”). The 2022 Bonus will be payable at the same time as bonuses are paid to other executives of the Company under the 2022 Bonus Plan. The Transition Agreement also contains a customary release of claims by Mr. Cochran, an acknowledgement by Mr. Cochran of his obligations to comply with the non-compete, non-solicitation and other restrictive covenants set forth in the Company’s Clawback Policy, and other customary terms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: July 8, 2022